SEGMENTS	12 Months Ended
Dec. 31, 2016
Segment Reporting [Abstract]
Segment Reporting Disclosure

NOTE 20 – SEGMENTS:

Teva has two reportable segments: generic and specialty medicines. The generic medicines segment develops, manufactures, sells and distributes generic or branded generic medicines. This segment includes Teva's over-the-counter ("OTC") business, including PGT, Teva's consumer healthcare joint venture with P&G. Also included in this segment is Teva's active pharmaceutical ingredient ("API") manufacturing businesses. The specialty medicines segment engages in the development, manufacture, sale and distribution of branded specialty medicines, most significantly in the core therapeutic areas of central nervous system medicines and respiratory medicines, as well as other therapeutic areas, such as oncology, women's health and selected other areas.

Teva's other activities include distribution activities mainly in the United States, Israel and Hungary, sales of medical devices and contract manufacturing services related to divestment of products in connection with the Actavis Generics acquisition and other miscellaneous items.

Following the Actavis Generics and Anda acquisitions, Teva conducted an analysis of its business segments, resulting in a change to Teva's segment reporting and goodwill assignment. Teva's management reassessed its organizational structure and concluded that in order to enhance its managers' accountability and gain better control over all activities, its reporting segments will be reorganized as follows, commencing in the fourth quarter of 2016:

  The generic medicines segment includes all Teva legacy generics activity, with the addition of:
  All Actavis Generics activities, excluding contract manufacturing services related to divestment of products in connection with the Actavis Generics acquisition; and
  Teva's OTC business.
  The specialty medicines segment includes all Teva specialty activity without any change.
  Other non-segment activities include other Teva business (excluding the OTC business), with the addition of:
  Contract manufacturing services related to divestment of products in connection with the Actavis Generics acquisition; and
  Anda's distribution activity.

All the above changes have been reflected through retroactive revision of prior period segment information.

Teva's chief executive officer, who is the chief operating decision maker (“CODM”), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines to make decisions about resources to be allocated to the segments and assess their performance.

Segment profit is comprised of gross profit for the segment, less R&D and S&M expenses related to the segment. Segment profit does not include G&A expenses, amortization, research and development in process, inventory step up and certain other items. Beginning in 2015, expenses related to equity compensation are excluded from our segment results. Beginning in 2016, our OTC business is included in our generic medicines segment. The data presented have been conformed to reflect these changes for all relevant periods.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by reportable segment, and therefore Teva does not report asset information by reportable segment.

a.	Segment information:

		Generics			Specialty
		Year ended December 31,			Year ended December 31,
		2016	2015	2014	2016	2015	2014
		(U.S.$ in millions)

	Revenues	$11,990	$10,540	$10,810	$8,674	$8,338	$8,560
	Gross profit	5,696	4,903	4,601	7,558	7,200	7,457
	R&D expenses	659	519	521	998	918	872
	S&M expenses	1,727	1,459	1,734	1,899	1,921	1,990
	Segment profit	$3,310	$2,925	$2,346	$4,661	$4,361	$4,595

	Year ended December 31,
	2016	2015	2014

	U.S.$ in millions

Generic medicines profit	$3,310	$2,925	$2,346
Specialty medicines profit	4,661	4,361	4,595
Total segment profit	7,971	7,286	6,941
Profit of other activities	68	75	46
	8,039	7,361	6,987
Amounts not allocated to segments:
Amortization	993	838	1,036
General and administrative expenses	1,236	1,239	1,217
Impairments, restructuring and others	699	1,131	650
Goodwill impairment	900	-	-
Inventory step-up	383	-	-
Purchase of research and development in process	423	21	-
Costs related to regulatory actions taken in facilities	153	36	75
Legal settlements and loss contingencies	899	631	(111)
Other unallocated amounts (1)	199	113	169

Consolidated operating income	2,154	3,352	3,951
Financial expenses - net	1,330	1,000	313
Consolidated income before income taxes	$824	$2,352	$3,638

(1) Included for 2016, $133 million in inventory-related expenses in connection with the devaluation in Venezuela.

b.	Segment revenues by geographic area:
		Year ended December 31,

		2016	2015	2014

		(U.S.$ in millions)
	Generic Medicines
	United States	$4,556	$4,795	$4,516
	Europe*	3,563	3,146	3,638
	Rest of the World	3,871	2,599	2,656
	Total Generic Medicines	11,990	10,540	10,810
	Specialty Medicines
	United States	6,724	6,442	6,110
	Europe*	1,598	1,518	1,898
	Rest of the World	352	378	552
	Total Specialty Medicines	8,674	8,338	8,560
	Other Revenues
	United States	369	12	8
	Europe*	248	226	287
	Rest of the World	622	536	607
	Total Other Revenues	1,239	774	902
	Total Revenues	$21,903	$19,652	$20,272

	*	We define our European region as the European Union and certain other European countries.

c.	Net revenues from specialty medicines were as follows:

		Year ended December 31,
		2016	2015	2014

		(U.S. $ in millions)

	CNS	$5,283	$5,213	$5,575
	Copaxone®	4,223	4,023	4,237
	Azilect®	410	384	428
	Nuvigil®	200	373	388
	Respiratory	1,274	1,129	957
	ProAir®	565	549	478
	Qvar®	462	392	286
	Oncology	1,139	1,201	1,180
	Treanda®	661	741	767
	Women's health	458	461	504
	Other Specialty*	520	334	344
	Total Specialty Medicines	$8,674	$8,338	$8,560

* Includes the $150 million royalty payment from the Ninlaro® transaction in 2016.

It is impractical to present revenues by product for our generic medicines segment.

A significant portion of Teva's revenues, and a higher proportion of Teva's profits, come from the manufacture and sale of patent-protected medicines. Many of Teva's specialty medicines are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, Teva no longer has patent exclusivity on these products, and subject to regulatory approval, generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular specialty medicine in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect Teva's results of operations and financial condition.

In particular, Teva has relied heavily on sales of Copaxone®, its leading specialty medicine. A key element of Teva's business strategy for Copaxone® has been maintaining patients on the three-times-a-week 40 mg/mL version introduced in 2014, and protecting its patents for the 40 mg/mL version. Any substantial reduction in the number of patients taking Copaxone®, whether due to new or emerging therapies, increased use of oral medicines or other competing products, including competing 20 mg/mL generic products (with one generic version introduced in the U.S. in 2015 and follow-on products in some European countries) and potential competing 40 mg/mL generic products following the court ruling invalidating four Copaxone® 40 mg/mL patents in January 2017, would likely have a material adverse effect on Teva's financial results and cash flow.

Copaxone® 40 mg/mL is protected by five U.S. Orange Book patents that expire in 2030. All of the claims of three of those patents were declared to be unpatentable by the U.S. Patent Office in inter parties review (“IPR”) proceedings, and Teva has appealed those decisions. In addition, a petition for an IPR has been filed against a fourth Orange Book patent; a decision on whether the Patent Office will move forward with this proceeding is expected by May 2017. These four patents have also been challenged in paragraph IV litigation in the United States. A trial was held in the U.S. District Court for the District of Delaware, and in January 2017 the court held that the asserted claims of these four patents were invalid. Teva has appealed this decision; however, it is possible that certain competitors may receive FDA approval and launch before either appeal is decided. The fifth Orange Book patent, which was issued in August 2016, is being challenged in a separate paragraph IV litigation in the United States. Teva has also filed suit against multiple ANDA filers to assert a non-Orange Book process patent in various jurisdictions. Copaxone® 40 mg/mL is also protected by one European patent expiring in 2030.

In 2016, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and Copaxone® 40 mg/mL, were $3.5 billion in the U.S. (approximately 30% of Teva's total 2016 U.S. revenues) and approximately $744 million in markets outside the U.S. (approximately 7% of Teva's total 2016 non-U.S. revenues).

Teva's multiple sclerosis franchise includes Copaxone® products and laquinimod (a developmental compound for the treatment of multiple sclerosis). The profitability of the multiple sclerosis franchise is comprised of Copaxone® revenues and cost of goods sold as well as S&M and R&D expenses related to the MS franchise. It does not include G&A expenses, amortization, research and development in process, inventory step up and certain other items. Teva's MS franchise profitability was 81%, 76.7% and 75.1% in 2016, 2015 and 2014, respectively.

d. Supplemental data - major customers:

       The percentages of total consolidated revenues for the years ended December 31, 2016, 2015 and 2014 to one customer were 19%, 20% and 17%, respectively. The percentage of total consolidated revenues from another customer accounted for 15%, 20% and 18% for the years ended December 31, 2016, 2015 and 2014, respectively. Most of Teva's revenues from these customers were in the United States. The balances due from Teva's largest customer accounted for 36% and 30% of the gross trade accounts receivable at December 31, 2016 and 2015, respectively. Sales reserves and allowances on these balances are recorded in current liabilities.

e.	Property, plant and equipment—by geographical location were as follows:

	December 31,
	2016	2015

	(U.S. $ in millions)
Israel	$2,323	$2,159
United States	1,135	629
Croatia	542	539
Japan	427	415
Hungary	422	506
Ireland	343	313
Other	2,881	1,983
Total property, plant and equipment	$8,073	$6,544